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                                                                  Exhibit 10.19

                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "Agreement") is dated as of June 30, 1999 by and among Knowles Electronics, Inc., a Delaware corporation (the "Company"), Key Acquisition, L.L.C., a Delaware limited liability company (the "Investor"), the members of management listed on the signature page attached hereto (together with all other executives of the Company who execute and deliver a counterpart of this Agreement on or after the date hereof, "Management"), and the members of the "Existing Holder Group" listed on the attached Exhibit A and Morgan Stanley Senior Funding Inc., Chase Securities Inc., The Chase Manhattan Bank and their respective successors and assigns as Purchasers pursuant to a Note Purchase Agreement dated as of the date hereof with respect to Senior Subordinated Increasing Rate Notes due June 30, 2000 (the "Warrantholders"). The Investor, Management, the Existing Holder Group and the Warrantholders are referred to herein collectively as the "Stockholders," and each individually as a "Stockholder."

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

            1. Definitions. As used herein, the following terms shall have the following meanings.

            "Common Stock" means, collectively, (i) the Company's Class A Common Stock, par value $.001 per share, (ii) the Company's Class B Common Stock, par value $.001 per share, (iii) any other class of common stock of the Company, and
(iv) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i), (ii) or (iii) by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            "Company Registrable Securities" has the meaning set forth in
Section 5(b).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Existing Holder Registrable Securities" means (i) any shares of Common Stock held by, issued or issuable to or otherwise acquired by the Existing Holder Group on or after the date hereof and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Existing Holder Registrable Securities whenever such Person has the right to acquire directly or indirectly such Existing Holder Registrable Securities (upon conversion or exercise in connection with a transfer of securities or
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otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Investor Registrable Securities" means (i) any shares of Common Stock issued or issuable to or otherwise acquired by the Investor on or after the date hereof and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Investor Registrable Securities whenever such Person has the right to acquire directly or indirectly such Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Management Registrable Securities" means (i) any shares of Common Stock issued or issuable to or otherwise acquired by Management on or after the date hereof and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and which in each case are Vested Stock as defined in the Executive Stock Purchase Agreements between the Company and Management dated the date hereof. For purposes of this Agreement, a Person will be deemed to be a holder of Management Registrable Securities whenever such Person has the right to acquire directly or indirectly such Management Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, but in the case of Registrable Securities subject to vesting, only to the extent that such Person's right to acquire such Registrable Securities has vested.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Registrable Securities" means, collectively, the Management Registrable Securities, the Investor Registrable Securities, the Existing Holder Registrable Securities and the Warrantholder Registrable Securities.

            "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent


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certified public accountants, underwriters (excluding discounts and commissions)
and other Persons retained by the Company.

            "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Warrantholder Registrable Securities" means (i) any shares of Common Stock issued or issuable to or otherwise acquired by the Warrantholders on or after the date hereof and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Warrantholder Registrable Securities whenever such Person has the right to acquire directly or indirectly such Warrantholder Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            2. Demand Registrations.

            (a) Requests for Registration. Subject to Section 2(b) and 2(c) below, (i) at any time and from time to time, the holders of a majority of the Investor Registrable Securities, and (ii) at any time after the date that is six months after an underwritten initial public offering registered under the Securities Act of shares of Common Stock (an "IPO"), the holders of a majority of the Existing Holder Registrable Securities and the holders of a majority of the Warrantholder Registrable Securities, may request registration, whether underwritten or otherwise, under the Securities Act of all or part of their Registrable Securities on Form S-l or any similar long-form registration statement ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form registration statement ("Short-Form Registrations"), if available. In addition, subject to Section 2(g) below, the holders of a majority of the Investor Registrable Securities may request that the Company file with the SEC a registration statement under the Securities Act on any applicable form pursuant to Rule 415 under the Securities Act (a "415 Registration"). Each request for a Long-Form Registration or Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request for a Long-Form Registration or Short-Form Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein

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within 20 days after the receipt of the Company's notice. All registrations initially requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations".

            (b) Long-Form Registrations. The holders of a majority of the Investor Registrable Securities will be entitled to request up to 5 Long-Form Registrations in which the Company will pay all Registration Expenses. A registration will not count as the permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration.

            (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(b), (i) the holders of a majority of the Investor Registrable Securities will be entitled to request an unlimited number of, and (ii) the holders of a majority of the Existing Holder Registrable Securities and the holders of a majority of the Warrantholder Registrable Securities will each be entitled to request one, Short-Form Registration(s) in which the Company will pay all Registration Expenses. Demand Registrations (other than 415 Registrations) will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

            (d) Priority on Demand Registrations. The Company will not include in any Long-Form Registration or Short-Form Registration any securities (other than Company Registrable Securities) which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Long-Form Registration or a Short-Form Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, (x) if no Company Registrable Securities are requested to be included in such registration, the number of Investor Registrable Securities requested to be included in such registration pro rata, if necessary, among the holders of Investor Registrable Securities based on the number of shares of Investor Registrable Securities owned by each such holder, and (y) if Company Registrable Securities are requested to be included in such registration (and permitted to be included pursuant to the terms hereof), the number of Investor Registrable Securities and Company Registrable Securities requested to be included in such registration pro rata, if necessary, among the Company Registrable Securities and the holders of Investor Registrable Securities based on the number of shares of Investor Registrable Securities and Company Registrable Securities requested to be included therein, and (ii) second, any other Registrable Securities requested to be included in such


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registration pro rata, if necessary, on the basis of the number of shares of such other Registrable Securities owned by each such holder.

            (e) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration.

            (f) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) will be nationally recognized, subject to the Investor's approval.

            (g) 415 Registrations.

                  (i) The holders of a majority of the Investor Registrable Securities will be entitled to request one 415 Registration in which the Company will pay all Registration Expenses. Subject to the availability of required financial information, within 45 days after the Company receives written notice of a request for a 415 Registration, the Company shall file with the SEC a registration statement under the Securities Act for the 415 Registration. The Company shall use its best efforts to cause the 415 Registration to be declared effective under the Securities Act as soon as practical after filing and, once effective, the Company shall (subject to the provisions of clause (ii) below) cause such 415 Registration to remain effective for such time period as is specified in such request, but for no time period longer than the period ending on the earlier of (i) the third anniversary of the date of filing of the 415 Registration, (ii) the date on which all Investor Registrable Securities have been sold pursuant to the 415 Registration, or (iii) the date as of which there are no longer any Investor Registrable Securities in existence.

                  (ii) If the holders of a majority of the Investor Registrable Securities notify the Company in writing that they intend to effect the sale of all or substantially all of the Investor Registrable Securities held by such holders pursuant to a single integrated offering pursuant to a then effective registration statement for a 415 Registration (a "Takedown"), the Company and each holder of Registrable Securities shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the 90-day period beginning on the date such notice of a Takedown is received.

                  (iii) If in connection with any Takedown, the managing underwriters (selected in accordance with clause (iv) below) advise the Company that, in their opinion, the inclusion of any securities in the Takedown would adversely affect the marketability of the offering, then no such securities shall be permitted to be included. Additionally, if in connection with such an offering, the number of Investor Registrable Securities and other securities (if any) requested to


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be included in such Takedown exceeds the number of Investor Registrable
Securities and other securities which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such Takedown (i) first, the Investor Registrable Securities requested to be included in such Takedown, pro rata among the holders of such Registrable Securities on the basis of the number of Investor Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such Takedown to the extent permitted hereunder.

                  (iv) The holders of a majority of the Investor Registrable Securities requested to be included in the Takedown shall have the right to retain and select an investment banker and manager to administer the 415 Registration and any Takedown pursuant thereto, subject to the Company's approval which will not be unreasonably withheld.

                  (v) In addition to the provisions in Section 6 below, all expenses incurred in connection with the management of the 415 Registration (whether incurred by the Company or the holders of the Investor Registrable Securities) shall be borne by the Company (including out-of-pocket fees and expenses other than underwriting discounts and commissions).

            (h) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Investor Registrable Securities.

            3. Piggyback Registrations.

            (a) Right to Piggyback. Whenever the Company proposes to register any of its Common Stock under the Securities Act (other than pursuant to a Demand Registration (which shall be governed by Section 2(a)), a registration statement on Form S-8 or S-4 or any similar form, or in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called "equity kicker")), including pursuant to a Takedown, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Notwithstanding the foregoing, in connection only with an IPO, no Registrable Securities shall be included in such registration without the prior written consent of the holders of a majority of Registrable Securities.

            (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.


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            (c) Priority on Primary Registrations. If a Piggyback Registration
is an underwritten primary registration on behalf of the Company, the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Investor Registrable Securities and Existing Holder Registrable Securities requested to be included in such registration pro rata among the holders of such Investor Registrable Securities and Existing Holder Registrable Securities on the basis of the number of shares of Investor Registrable Securities and Existing Holder Registrable Securities owned by each such holder, (iii) third, the other Registrable Securities requested to be included in such registration pro rata among the holders of such other Registrable Securities on the basis of the number of shares of other Registrable Securities owned by each such holder and (iv) fourth, other securities, if any, requested to be included in such registration.

            (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (which registration was consented to pursuant to Section 2(h) above), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the number of Investor Registrable Securities and Existing Holder Registrable Securities requested to be included in such registration pro rata, if necessary, among the holders of Investor Registrable Securities and Existing Holder Registrable Securities based on the number of shares of Investor Registrable Securities and Existing Holder Registrable Securities owned by each such holder, (iii) third, the number of other Registrable Securities requested to be included in such registration, pro rata among the holders of such other Registrable Securities on the basis of the number of shares of other Registrable Securities owned by each such holder, and
(iv) fourth, other securities requested to be included in such registration not covered by clause (i) above.

            (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering will be selected by the Company.

            (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this
Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Forms S-4 or S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such


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securities, until a period of at least six months has elapsed from the effective date of such previous registration.

            4. Holdback Agreements.

            (a) Each holder of Registrable Securities hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period beginning on the effective date of any Demand Registration (other than a 415 Registration) or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree; provided, that neither the Existing Holder Group nor Management shall receive less favorable treatment than the Investor.

            (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration (other than a 415 Registration) or Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of Registrable Securities and each other holder of at least 5% (on a fully diluted basis) of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

            5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

            (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);


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            (b) if requested by the holders of a majority of the Investor
Registrable Securities in connection with any Demand Registration, use its best efforts to cause to be included in such registration statement shares of the Company's Common Stock having an aggregate value (based on the midpoint of the proposed offering price range specified in the registration statement used to offer such securities) of up to $20 million ("Company Registrable Securities") to be offered in a primary offering of the Company's securities contemporaneously with such offering of Registrable Securities;

            (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

            (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;


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            (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market System ("Nasdaq Market") and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "National Market System security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

            (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

            (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

            (1) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;


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            (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

            (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

            (o) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request.

            (p) obtain an opinion from the Company's outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters and the holders of such Registrable Securities.

If any such registration statement or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require
(i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or
(ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

            6. Registration Expenses.

            (a) All Registration Expenses will be borne by the Company.

            (b) In connection with each Demand Registration, each Piggyback Registration and each 415 Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.


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            7. Indemnification and Contribution.

            (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, director, officer or controlling person for any legal or other expenses reasonably incurred by such holder, director, officer or controlling person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

            (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and certificates as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

            (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that the failure to notify the indemnifying party shall not relieve it from any liability to the indemnified party hereunder except to the extent the indemnified party is actually prejudiced thereby, and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit

                                                                  EXECUTION COPY

such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

            (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7(a) or 7(b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 7(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, the obligation to make any contributions hereunder shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

            (e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

            8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons

                                                                  EXECUTION COPY

entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

            9. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

            (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

            (c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

            10. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

                                                                  EXECUTION COPY

                  Notices to the Company:

                  Knowles Electronics, Inc.
                  1151 Maplewood Drive
                  Itasca, IL 60143
                  Fax: (630) 250-0575
                  Attn.: Chief Executive Officer

                        with copies (which shall not constitute notice) to:

                        Key Acquisition, L.L.C.
                        c/o Doughty Hanson & Company, Ltd.
                        Times Place
                        45 Pall Hall
                        London SW1Y 5JG
                        Fax: 011-44-171-747-9325
                        Attn.: Ken Terry

                              and (which shall not constitute notice) to:

                              Kirkland & Ellis
                              Citicorp Center
                              153 East 53rd Street
                              New York, NY 10022-4675
                              Fax: 212-446-4900
                              Attn: Adrian van Schie

                  To the Investor:

                  Key Acquisition, L.L.C.
                  c/o Doughty Hanson & Company, Ltd.
                  Times Place
                  45 Pall Hall
                  London SW1Y 5JG
                  Fax: 011-44-171-747-9325
                  Attn.: Ken Terry

                             with copies (which shall not constitute notice) to:

                              Kirkland & Ellis
                              Citicorp Center
                              153 East 53rd Street

                                                                  EXECUTION COPY

                              New York, NY 10022-4675
                              Fax: 212-446-4900
                              Ann: Adrian van Schie

                  To any member of the Existing Holder Group:
                  John W. Hupp
                  200 S. Michigan Avenue, Suite 1100
                  Chicago, IL 60604
                  Fax: 312-939-5617

                             with copies (which shall not constitute notice) to:

                              Defrees & Fiske
                              200 S. Michigan Avenue, Suite 1100
                              Chicago, IL 60604
                              Fax: 312-939-5617
                                                      Attn: Henry J. Underwood

                  To any member of Management:

                  Knowles Electronics, Inc.
                  1151 Maplewood Drive
                  Itasca, IL 60143
                  Fax:  (630) 250-0575
                  Attn.: [Executive]

                             with copies (which shall not constitute notice) to:

                              Latham & Watkins
                              Sears Tower, Suite 5800
                              Chicago, IL 60608
                              Fax: (312) 993-9767
                              Ann: Stephen S. Bowen

                  To any Warrantholder:

                  Morgan Senior Funding Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attn: [         ]

                                                                  EXECUTION COPY

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

            11. Miscellaneous.

            (a) No Inconsistent Agreements. The Company will not enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

            (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

            (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; provided, that no amendment that would adversely affect a holder's registration rights hereunder vis-a-vis those of another holder may be affected without the written consent of the affected holder.

            (d) Waiver of Jury Trial. The parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

            (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                                                                  EXECUTION COPY

            (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

            (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            (i) Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

                                   * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


                                        KNOWLES ELECTRONICS, INC.

                                        By: /s/ Reg Garratt
                                           -------------------------------------
                                        Its: CHM/CEO


                                        KEY ACQUISITION, L.L.C.

                                        By: /s/ Ken Terry
                                           -------------------------------------
                                        Its:


                                        EXISTING HOLDER GROUP

                                        By: /s/ John W. Hupp
                                           -------------------------------------
                                        Its: John W. Hupp, Seller's
                                             Representative


                                        MANAGEMENT:


                                        By: /s/ Reg Garratt
                                           -------------------------------------
                                           REG GARRATT


                                        By: /s/ Doug Brander
                                           -------------------------------------
                                           DOUG BRANDER


                                        By: /s/ Pat Cavanagh
                                           -------------------------------------
                                           PAT CAVANAGH


                                        By: /s/ David Yang
                                           -------------------------------------
                                           DAVID YANG


                                        By: /s/ Herbert Hafner
                                           -------------------------------------
                                           HERBERT HAFNER

                                        By: /s/ Paul M. Bryant
                                           -------------------------------------
                                           PAUL M. BRYANT


                                        By: /s/ Stephen D. Petersen
                                           -------------------------------------
                                           STEPHEN D. PETERSEN


                                        By: /s/ Louis T. Morabito
                                           -------------------------------------
                                           LOUIS T. MORABITO


                                        By: /s/ Peter V. Loeppert
                                           -------------------------------------
                                           PETER V. LOEPPERT


                                        By: /s/ Christopher R. Nicol
                                           -------------------------------------
                                           CHRISTOPHER R. NICOL


                                        By: /s/ Robert A. Dranter
                                           -------------------------------------
                                           ROBERT A. DRANTER


                                        By: /s/ Sergei Kochkin
                                           -------------------------------------
                                           SERGEI KOCHKIN


                                        By: /s/ Ted J. Staniec
                                           -------------------------------------
                                           TED J. STANIEC


                                        By: /s/ Paul F. Dolinar
                                           -------------------------------------
                                           PAUL F. DOLINAR

                                                                       EXHIBIT A

--------------------------------------------------------------------------------
Nancy W. Knowles, John W. Hupp and Continental Bank N.A., as Trustees for the Marital Trust under the Hugh S. Knowles Trust dtd. 8/22/74
--------------------------------------------------------------------------------
Nancy W. Knowles, John W. Hupp and Continental Bank N.A., as Trustees for the Nancy W. Knowles Trust under the Hugh S. Knowles Trust dtd. 8/22/74
--------------------------------------------------------------------------------
Nancy W. Knowles, John W. Hupp and Continental Bank N.A., as Trustees for the James E. Knowles Trust under the Hugh S. Knowles Trust dtd. 8/22/74
--------------------------------------------------------------------------------
Nancy W. Knowles, John W. Hupp and Continental Bank N.A., as Trustees for the Margaret Knowles Schink Trust under the Hugh S. Knowles Trust dtd. 8/22/74
--------------------------------------------------------------------------------
Nancy W. Knowles, John W. Hupp and Continental Bank N.A., as Trustees for the Margaret Knowles Schink Sub-Trust under the Hugh S. Knowles Trust dtd. 8/22/74
--------------------------------------------------------------------------------
Nancy W. Knowles, John W. Hupp and Continental Bank N.A., as Trustees for the Katherine Knowles Strasburg Trust under the Hugh S. Knowles Trust dtd. 8/22/74
--------------------------------------------------------------------------------
Nancy W. Knowles, John W. Hupp and Continental Bank N.A., as Trustees for the Katherine Knowles Strasburg Sub-Trust under the Hugh S. Knowles Trust dtd. 8/22/74
--------------------------------------------------------------------------------
Nancy W. Knowles, John W. Hupp and Continental Bank N.A., as Trustees of the Nancy J. Knowles Trust under the Hugh S. Knowles Trust dtd. 8/22/74
--------------------------------------------------------------------------------
James E. Knowles, Trustee under James E. Knowles d/o/t dated 12/18/96
--------------------------------------------------------------------------------
Margaret Knowles Schink, as Trustee f/b/o Margaret Knowles Schink u/t/a dtd. 10/27/72
--------------------------------------------------------------------------------
Katherine Knowles Strasburg, Trustee of the Katherine Knowles Strasburg Separate Property Revocable Trust UTA dtd. 12/3/88
--------------------------------------------------------------------------------
Nancy W. Knowles, Trustee of The Nancy W. Knowles d/o/t dated 4/18/90
--------------------------------------------------------------------------------
James Hugh Knowles
--------------------------------------------------------------------------------
Charles L. Knowles
--------------------------------------------------------------------------------
Susan Knowles Bates and Richard J.S. Bates, as Tenants in Common
--------------------------------------------------------------------------------
Hugh C. Schink
--------------------------------------------------------------------------------
Katherine Knowles Strasburg, as Trustee f/b/o Theodore Knowles Schink u/t/a dtd. 12/24/79
--------------------------------------------------------------------------------
Margaret Knowles Schink, as Trustee f/b/o Laura Anne Strasburg u/t/a dtd.
12/30/78
--------------------------------------------------------------------------------
Paul A. Strasburg, as Custodian for Gregory Arthur Strasburg under the NY Uniform Gifts to Minors Act
--------------------------------------------------------------------------------
Paul A. Strasburg, as Custodian for Gregory Arthur Strasburg under the CA Uniform Transfers to Minors Act
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Paul A. Strasburg, as Trustee of the Paul A. Strasburg Revocable Trust UTA dated 10/27/94
--------------------------------------------------------------------------------
Susan Knowles Bates and Richard J. S. Bates, as Trustees Under the Bates Children Trust II dtd. 12/15/92
--------------------------------------------------------------------------------
James Hugh Knowles, as Successor Trustee of the Bates Children 1997 Irrevocable Trust dtd 12/31/97
--------------------------------------------------------------------------------
James H. Knowles and Robert E. Spellmeyer, Trustees of the James E. Knowles 1998 Gift Trust for James
--------------------------------------------------------------------------------
Charles L. Knowles and Robert J. Nelson, Trustees of the James E. Knowles 1998 Gift Trust for Charles
--------------------------------------------------------------------------------
Susan K. Bates and Richard J. S. Bates, Trustees of the James E. Knowles 1998 Descendants Trust for Susan
--------------------------------------------------------------------------------
James Hugh Knowles and Robert Spellmeyer as Trustees of the Susan Knowles Bates 1998 Family Trust
--------------------------------------------------------------------------------
James Hugh Knowles, as Trustee of the Richard J. S. Bates 1998 Family Trust
--------------------------------------------------------------------------------
Margaret Knowles Schink and Marsden S. Blois III, co-trustees of the Katherine Knowles Strasburg Qualified annuity Trust for Laura Anne Strasburg, dtd 8/28/98
--------------------------------------------------------------------------------
Margaret Knowles Schink and Marsden S. Blois III, co-trustees of the Katherine Knowles Strasburg Qualified Annuity Trust for Gregory Arthur Strasburg, dtd 8/28/98
--------------------------------------------------------------------------------
Margaret Knowles Schink and Marsden S. Blois III, co-trustees of the Katherine Knowles Strasburg Irrevocable Trust for Laura Anne Strasburg, dtd 8/28/98
--------------------------------------------------------------------------------
Margaret Knowles Schink and Marsden S. Blois III, co-trustees of the Katherine Knowles Strasburg Irrevocable Trust for Gregory Arthur Strasburg, dtd 8/28/98
--------------------------------------------------------------------------------
Margaret Knowles Schink and Marsden S. Blois III, co-trustees of the Laura Anne Strasburg Irrevocable GST Trust, dtd 8/28/98
--------------------------------------------------------------------------------
Margaret Knowles Schink and Marsden S. Blois III, co-trustees of the Gregory Arthur Strasburg Irrevocable GST Trust, dtd 8/28/98
--------------------------------------------------------------------------------
Katherine Knowles Strasburg, Trustee of the Margaret Knowles Schink 1998 Gift Trust for Tad U/A/D 8/14/98
--------------------------------------------------------------------------------
Katherine Knowles Strasburg and Hugh C. Schink, Trustees of the Margaret Knowles Schink 1998 Gift Trust for Hugh U/A/D 8/14/98
--------------------------------------------------------------------------------
Katherine Knowles Strasburg, Trustee of the Margaret Knowles Schink Annuity 3 Trust U/A/D 9/3/98
--------------------------------------------------------------------------------
Katherine Knowles Strasburg, Trustee of the Margaret Knowles Schink Annuity 5 Trust U/A/D 9/3/98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Katherine Knowles Strasburg, Trustee of the Margaret Knowles Schink Annuity 7 Trust U/A/D 9/3/98
--------------------------------------------------------------------------------
Katherine Knowles Strasburg, Trustee of the Margaret Knowles Schink Annuity 12 Trust U/A/D 9/3/98
--------------------------------------------------------------------------------
Katherine Knowles Strasburg, Trustee of the Margaret Knowles Schink 1998 Descendants Trust U/A/D 8/14/98
--------------------------------------------------------------------------------